UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 9, 2007

SOURCEFIRE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33350	52-2289365
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9770 Patuxent Woods Drive Columbia, Maryland (Address of Principal Executive Offices)	21046 (Zip Code)

Registrant's telephone number including area code:    410-290-1616

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On April 9, 2007, Sourcefire, Inc. (“Sourcefire” or the “Company”) issued an additional press release regarding its preliminary 2007 First Quarter results, which the Company previously announced on April 6, 2007.

A copy of the Company’s press release dated April 9, 2007 is attached herewith as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

Item 9.01.    Financial Statements and Exhibits.

(d)

Exhibit 99.1    Press Release of Sourcefire, Inc. dated April 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCEFIRE, INC.

By:	/s/ E. Wayne Jackson, III
Name: E. Wayne Jackson, III
Title: Chief Executive Officer

Date: April 9, 2007

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press Release of Sourcefire, Inc. dated April 9, 2007